Exhibit 8.1

MARTIN LIPTON

HERBERT M. WACHTELL

EDWARD D. HERLIHY

DANIEL A. NEFF

SCOTT K. CHARLES

JODI J. SCHWARTZ

ADAM O. EMMERICH

RALPH M. LEVENE

ROBIN PANOVKA

DAVID A. KATZ

ILENE KNABLE GOTTS

ANDREW J. NUSSBAUM

RACHELLE SILVERBERG

STEVEN A. COHEN

DEBORAH L. PAUL

DAVID C. KARP

RICHARD K. KIM

JOSHUA R. CAMMAKER

MARK GORDON

JEANNEMARIE O’BRIEN

STEPHEN R. DiPRIMA

NICHOLAS G. DEMMO

IGOR KIRMAN

JONATHAN M. MOSES

T. EIKO STANGE

WILLIAM SAVITT

GREGORY E. OSTLING

DAVID B. ANDERS

NELSON O. FITTS

JOSHUA M. HOLMES

IAN BOCZKO

MATTHEW M. GUEST

DAVID K. LAM

BENJAMIN M. ROTH

ELAINE P. GOLIN

EMIL A. KLEINHAUS

KARESSA L. CAIN

RONALD C. CHEN

BRADLEY R. WILSON

GRAHAM W. MELI

51 WEST 52ND STREET

NEW YORK, N.Y. 10019-6150

TELEPHONE: (212) 403-1000

FACSIMILE: (212) 403-2000

GEORGE A. KATZ (1965–1989)

JAMES H. FOGELSON (1967–1991)

LEONARD M. ROSEN (1965–2014)

OF COUNSEL

DAVID M. ADLERSTEIN

ANDREW R. BROWNSTEIN

WAYNE M. CARLIN

DAMIAN G. DIDDEN

SELWYN B. GOLDBERG

PETER C. HEIN

DAVID E. KAHAN

JB KELLY*

JOSEPH D. LARSON

RICHARD G. MASON

PHILIP MINDLIN

THEODORE N. MIRVIS

ERIC S. ROBINSON

STEVEN A. ROSENBLUM
JOHN F. SAVARESE
MICHAEL J. SEGAL
ADAM J. SHAPIRO
WON S. SHIN
DAVID M. SILK
ELLIOTT V. STEIN
LEO E. STRINE, JR.**
STEPHANIE L. TEICHER
PAUL VIZCARRONDO, JR.
JEFFREY M. WINTNER
AMY R. WOLF
MARC WOLINSKY

COUNSEL

LOREN BRASWELL

HEATHER D. CASTEEL

FRANCO CASTELLI

ANDREW J.H. CHEUNG

PAMELA EHRENKRANZ

ALINE R. FLODR

KATHRYN GETTLES-ATWA

LEDINA GOCAJ

ADAM M. GOGOLAK

ANGELA K. HERRING

MICHAEL W. HOLT

DONGHWA KIM
MARK A. KOENIG
J. AUSTIN LYONS
ALEXANDER S. MACKLER**
STEPHANIE A. MARSHAK
ALICIA C. McCARTHY
JOSEPH S. PAYNE
NICOLE D. SHARER
NEIL M. SNYDER
JEFFREY A. WATIKER
DAVID P.T. WEBB

GREGORY E. PESSIN

CARRIE M. REILLY

MARK F. VEBLEN

SARAH K. EDDY

VICTOR GOLDFELD

RANDALL W. JACKSON

BRANDON C. PRICE

KEVIN S. SCHWARTZ

MICHAEL S. BENN

TIJANA J. DVORNIC

JENNA E. LEVINE

RYAN A. McLEOD

ANITHA REDDY

JOHN L. ROBINSON

STEVEN WINTER

JACOB A. KLING

RAAJ S. NARAYAN

MICHAEL J. SCHOBEL

ELINA TETELBAUM

LAUREN M. KOFKE

RACHEL B. REISBERG

CYNTHIA FERNANDEZ LUMERMANN

CHRISTINA C. MA

BENJAMIN S. ARFA

NATHANIEL D. CULLERTON

ERIC M. FEINSTEIN

ADAM L. GOODMAN

STEVEN R. GREEN

MENG LU

AHSAN M. BARKATULLAH

MATTHEW T. CARPENTER

MICHAEL H. CASSEL

HANNAH CLARK

KYLE M. DIAMOND

JUSTIN R. ORR

EMILY E. SAMRA

GEORGE N. TEPE

*ADMITTED IN THE DISTRICT OF COLUMBIA AND NORTH CAROLINA **ADMITTED IN DELAWARE

June 8, 2026

United Community Banks, Inc.

200 East Camperdown Way
Greenville, South Carolina 29601

Ladies and Gentlemen:

Reference is made to the Registration Statement on Form S-4 (as amended or supplemented through the date hereof, the “Registration Statement”) of United Community Banks, Inc., a Georgia corporation (“UCB”), including the proxy statement/prospectus forming a part thereof, relating to the proposed transaction between UCB and Peach State Bancshares, Inc., a Georgia corporation.

We have participated in the preparation of the discussion set forth in the section entitled “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER” in the Registration Statement. In our opinion, such discussion of those consequences, insofar as it summarizes United States federal income tax law, and subject to the qualifications, exceptions, assumptions and limitations described therein, is accurate in all material respects.

We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement, and to the references therein to us. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

Very truly yours,